Exhibit 23(c)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Lafayette American Bank and Trust Company

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of our report dated January 17, 1996 included in the Company's 1995 Annual Report on Form F-2 and to all references to our firm included in this Registration Statement.




                                    ARTHUR ANDERSEN LLP



New York, New York
August 22, 1996